SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                  Form 8-K/AAA

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported) JANUARY 10, 1997

                      HOSPITALITY WORLDWIDE SERVICES, INC.
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               (Exact Name of Registrant as Specified in Charter)


          NEW YORK                 0-23054            11-3096379
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(State or Other Jurisdiction    (Commission       (IRS Employer
   of Incorporation)            File Number)  Identification No.)

              450 PARK AVENUE, SUITE 2603, NEW YORK, NEW YORK 10022
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     (Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code (212) 223-0699


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a) The Registrant hereby amends Item 7(a) of this Form 8-K by including the requisite Financial Statements of Leonard Parker Company, a Florida corporation and affiliates ("LPC").

                  (b) The Registrant hereby amends Item 7(b) of this Form 8-K by including the requisite pro forma financial information with respect to the Registrant's acquisition of LPC.

(c)      EXHIBIT NO.                        EXHIBITS
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            2.1*         Agreement  and Plan of  Merger,  dated as of January 9,
                         1997, by and among The Leonard Parker Company, a Florida corporation, Leonard Parker, Douglas Parker, Bradley Parker, Philip Parker, Mitchell Parker and Gregg Parker, Hospitality Worldwide Services, Inc., a New York corporation and LPC Acquisition Corp. a Florida corporation.

            3.1* Certificate of Incorporation of Hospitality Worldwide Services, Inc., as amended.

           27            Financial Data Schedule.

           99.1          Financial Statements of LPC.

           99.2 Pro forma financial information with respect to the Registrant's acquisition of LPC.

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* Previously filed

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HOSPITALITY WORLDWIDE SERVICES, INC.


Dated: November 4, 1997                   By: /S/ HOWARD G. ANDERS
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                                              Howard G. Anders
                                              Executive Vice President

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